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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     Listed below are subsidiaries of CIGNA Corporation as of December 31, 1993 with their jurisdictions of organization shown in parentheses. Those subsidiaries not listed would not, in the aggregate, constitute a "significant subsidiary" of CIGNA Corporation, as that term is defined in Rule 1-02(v) of Regulation S-X.

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CIGNA Holdings, Inc. (Delaware)
  I.  CIGNA Investment Group, Inc. (Delaware)
      A.    CIGNA International Finance Inc. (Delaware)
            (1)    CIGNA International Investment Advisors, Ltd. (Delaware)
                   (a)    CIGNA Fund Managers Limited (Bermuda)
                   (b)    CIGNA International Investment Advisors Australia Limited (Australia)
                   (c)    CIGNA International Investment Advisors K.K. (Japan)
      B.    CIGNA Investment Advisory Company, Inc. (Delaware)
      C.    CIGNA Investments, Inc. (Delaware)
            (1)    CIGNA Advisory Partners, Inc. (Delaware)
            (2)    CIGNA Financial Futures, Inc. (Delaware)
            (3)    CIGNA Funding Limited Partnership (Delaware) (87.625%)
            (4)    CIGNA Leveraged Capital Fund, Inc. (Delaware)
            (5)    CIGNA Mezzanine Partners III, Inc.
      D.    CIGNA Mezzanine Capital, Inc. (Delaware)
      E.    Philadelphia Investment Corporation of Delaware (Delaware)
 II.  Connecticut General Corporation (Connecticut)
      A.    CG Trust Company (Illinois)
      B.    CIGNA Associates, Inc. (Connecticut)
      C.    CIGNA Dental Health, Inc. (Florida)
            (1)    CIGNA Dental Health of California, Inc. (California)
            (2)    CIGNA Dental Health of Colorado, Inc. (Colorado)
            (3)    CIGNA Dental Health of Delaware, Inc. (Delaware)
            (4)    CIGNA Dental Health of Florida, Inc. (Florida)
            (5)    CIGNA Dental Health of Illinois, Inc. (Illinois)
            (6)    CIGNA Dental Health of Kansas, Inc. (Kansas)
            (7)    CIGNA Dental Health of Kentucky, Inc. (Kentucky)
            (8)    CIGNA Dental Health of Maryland, Inc. (Delaware)
            (9)    CIGNA Dental Health of New Jersey, Inc. (New Jersey)
            (10)   CIGNA Dental Health of New Mexico, Inc. (New Mexico)
            (11)   CIGNA Dental Health of North Carolina, Inc. (North Carolina)
            (12)   CIGNA Dental Health of Ohio, Inc. (Ohio)
            (13)   CIGNA Dental Health of Pennsylvania, Inc. (Pennsylvania)
            (14)   CIGNA Dental Health of Texas, Inc. (Texas)
      D.    CIGNA Financial Partners, Inc. (Connecticut)
      E.    CIGNA Health Corporation (Delaware)
            (1)    CIGNA HealthCare, Inc. (Delaware)
                   (a)    CIGNA HealthCare Mid-Atlantic, Inc. (Maryland)
                   (b)    CIGNA HealthCare of Arizona, Inc. (Arizona)
                   (c)    CIGNA HealthCare of California, Inc. (California)
                          (i)     Ross-Loos Healthplan of California, Inc. (California)
                   (d)    CIGNA HealthCare of Colorado, Inc. (Colorado)
                   (e)    CIGNA HealthCare of Connecticut, Inc. (Connecticut)
                   (f)    CIGNA HealthCare of Delaware, Inc. (Delaware)
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                   (g)    CIGNA HealthCare of Florida, Inc. (Florida)
                   (h)    CIGNA HealthCare of Georgia, Inc. (Georgia)
                   (i)    CIGNA HealthCare of Illinois, Inc. (Delaware) (99.6%)
                   (j)    CIGNA HealthCare of Kansas/Missouri, Inc. (Kansas)
                   (k)    CIGNA Healthplan of Louisiana, Inc. (Louisiana)
                   (l)    CIGNA HealthCare of Massachusetts, Inc. (Massachusetts)
                   (m)    CIGNA HealthCare of New Jersey, Inc. (New Jersey)
                   (n)    CIGNA HealthCare of North Carolina, Inc. (North Carolina)
                   (o)    CIGNA HealthCare of North Louisiana, Inc. (Louisiana)
                   (p)    CIGNA HealthCare of Northern New Jersey, Inc. (New Jersey)
                   (q)    CIGNA HealthCare of Ohio, Inc. (Ohio)
                   (r)    CIGNA HealthCare of Oklahoma, Inc. (Oklahoma)
                   (s)    CIGNA HealthCare of Pennsylvania, Inc. (Pennsylvania)
                   (t)    CIGNA HealthCare of South Florida, Inc. (Florida)
                   (u)    CIGNA HealthCare of St. Louis, Inc. (Missouri)
                   (v)    CIGNA HealthCare of Tennessee, Inc. (Tennessee)
                   (w)    CIGNA HealthCare of Texas, Inc. (Texas)
                   (x)    CIGNA HealthCare of Utah, Inc. (Utah)
                   (y)    CIGNA HealthCare of Virginia, Inc. (Virginia)
                   (z)    CIGNA HealthCare of Washington, Inc. (Washington)
                   (aa)   Lovelace Health Systems, Inc. (New Mexico)
                   (bb)   Ross-Loos Hospital, Inc. (California)
                   (cc)   Temple Insurance Company Limited (Bermuda)
                   (dd)   Total Health Systems, Inc. (New York)
                          (i)     CIGNA HealthCare of New York, Inc. (New York)
                          (ii)    Total Health of New Jersey, Inc. (Delaware)
      F.    CIGNA RE Corporation (Delaware)
      G.    CIGNA Financial Advisors, Inc. (Connecticut)
      H.    Connecticut General Life Insurance Company (Connecticut)
            (1)    Capitol Outdoor Acquisition Co., Inc. (Delaware)
            (2)    CIGNA Life Insurance Company (Connecticut)
            (3)    First EQUICOR Life Insurance Company (California)
            (4)    ICO, INC. (Delaware)
            (5)    Quebec Street Investments, Inc. (Delaware)
      I.    Connecticut General Pension Services, Inc. (Connecticut)
      J.    INA Life Insurance Company of New York (New York)
      K.    International Rehabilitation Associates, Inc. (Delaware)
      L.    Life Insurance Company of North America (Pennsylvania)
            (1)    AIC Holdings, Inc. (California)
                   (a)    Allegiance Insurance Company (California)
            (2)    CIGNA Direct Marketing Company, Inc. (Delaware)
            (3)    CIGNA Life Insurance Company of Canada (Canada)
            (4)    CIGNA Road & Travel Club, Inc. (Texas)
            (5)    INA Life Insurance Co., Ltd. (Japan) (90%)
      M.    MCC Behavioral Care, Inc. (Minnesota)
            (1)    MCC Managed Behavioral Care of California, Inc. (California)
      N.    Trilog, Inc. (Pennsylvania)
      O.    Tel-Drug, Inc. (South Dakota)
III.  INA Corporation (Pennsylvania)
      A.    INA Financial Corporation (Delaware)
            (1)    Allied Insurance Company (California)
            (2)    CIGNA International Holdings, Ltd. (Delaware)
                   (a)    Afia Finance Corporation (Delaware)
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                          (i)     CIGNA Reinsurance New Zealand Limited (New Zealand)
                          (ii)    Delaware Reinsurance Company (Delaware) (100% of Common Stock with
                                  100% of Preferred Stock owned by other CIGNA subsidiary)
                   (b)    CIGNA Brasil Empreendimentos Ltda. (Brazil)
                          (i)     CIGNA Seguradora S.A. (Brazil) (85.8% with 13.792% owned by other
                                  CIGNA subsidiaries)
                   (c)    CIGNA Compania de Seguros (Chile) S.A. (Chile) (99.06%)
                   (d)    CIGNA G.B. Holdings, Ltd. (Delaware)
                          (i)     CIGNA Reinsurance Company (UK) Limited (United Kingdom)
                          (ii)    Insurance Company of North America (U.K.) Limited (United Kingdom)
                   (e)    CIGNA Insurance Australia Limited (Australia)
                          (i)     CIGNA Life Insurance Australia Limited (Australia)
                   (f)    CIGNA Insurance Company (Hellas) S.A. (Greece) (99.58% with balance owned by other CIGNA subsidiary)
                   (g)    CIGNA Insurance Company of Puerto Rico (Puerto Rico)
                   (h)    CIGNA Insurance New Zealand Limited (New Zealand)
                          (i)     CIGNA Life Insurance New Zealand Limited (New Zealand)
                   (i)    CIGNA International Reinsurance Company Ltd. (Bermuda)
                          (i)     CIGNA Insurance Company of Europe S.A.-N.V. (Belgium)
                                  (A)   CIGNA Life Insurance Company of Europe S.A.-N.V. (Belgium)
                                  (B)   CIGNA SICAV I (France) (99.97% with balance owned by other
                                        CIGNA subsidiary)
                   (j)    CIGNA Overseas Finance N.V. (Netherlands Antilles)
                   (k)    CIGNA Worldwide, Incorporated (Delaware)
                   (l)    Delpanama S.A. (Panama)
                          (i)     CIGNA Compania de Seguros de Panama S.A. (Panama)
                   (m)    Inversiones INA Limitiada (Chile) (98.805% with balance owned by other CIGNA subsidiary)
                          (i)     Administradora de Fondes de Pensiones Qualitas S.A. (Chile) (99.9%
                                  with balance owned by other CIGNA subsidiary)
                          (ii)    CIGNA Salud Isapre S.A. (Chile) (99.994% with balance owned by other
                                  CIGNA subsidiary)
                          (iii)   CIGNA Compania de Seguros de Vida (Chile) S.A. (Chile) (97.277%)
                   (n)    LATINA Holdings, Ltd. (Delaware)
                          (i)     CIGNA Seguros de Columbia S.A. (Columbia) (86.918% with 12.924%
                                  owned by other CIGNA subsidiaries)
                          (ii)    Colina Insurance Company Limited (Bahamas)
                          (iii)   Empresa Guatemalteca CIGNA de Seguros, Sociedad Anonima (Guatemala)
                   (o)    Seguros CIGNA, S.A. (Mexico) (49%)
            (3)    CIGNA Property and Casualty Insurance Company (Connecticut)
                   (a)    AFIA (CIGNA) Corporation, Limited (Delaware)
                   (b)    ALIC, Incorporated (Texas) (Management Company and Attorney-In-Fact)
                          (i)     CIGNA Lloyds Insurance Company (A sponsored Lloyds association)
                                  (Texas)
                   (c)    Century Indemnity Company (Connecticut)
                   (d)    Century Reinsurance Company (Delaware)
                   (e)    CIGNA Fire Underwriters Insurance Company (Connecticut)
                   (f)    CIGNA Insurance Company (California)
                          (i)     Pacific Employers Insurance Company (California)
                                  (A)   CIGNA Insurance Company of Texas (Texas)
                                  (B)   Illinois Union Insurance Company (Illinois)
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                   (g)    CIGNA Insurance Company of the Midwest (Indiana)
                   (h)    CIGNA Real Estate, Inc. (Delaware)
                          (i)     Congen Properties, Inc. (Delaware)
                   (i)    Connecticut General Fire and Casualty Insurance Company (Connecticut)
            (4)    CIGNA Reinsurance Company (Delaware)
                   (a)    Bankers Standard Insurance Company (Florida)
                          (i)     Bankers Standard Fire and Marine Company (Texas)
                   (b)    CIGNA Worldwide Insurance Company (Delaware)
                          (i)     CIGNA Reinsurance Company S.A.-N.V. (Belgium)
            (5)    Cravens, Dargan & Company, Pacific Coast (Delaware)
            (6)    ESIS, Inc. (California)
            (7)    ESIS International, Inc. (Delaware)
            (8)    INAC Corp. (Delaware)
            (9)    INAC Corp. of California (California)
            (10)   Insurance Company of North America (Pennsylvania)
                   (a)    AFIA (INA) Corporation, Limited (Delaware)
                          (i)     AFIA (Unincorporated Association) (60% with balance owned by AFIA
                                  (CIGNA) Corporation, Limited)
                   (b)    Atlantic Employers Insurance Company (New Jersey)
                   (c)    CIGNA Employers Insurance Company (Delaware)
                   (d)    CIGNA Insurance Company of Ohio (Ohio)
                   (e)    Coast to Coast Corporation (Texas)
                          (i)     INA County Mutual Insurance Company (Managed Mutual Insurer) (Texas)
                   (f)    INACAN Holdings Ltd. (Canada)
                          (i)     CIGNA Insurance Company of Canada (Ontario)
                   (g)    Indemnity Insurance Company of North America (New York)
                          (i)     Alaska Pacific Assurance Company (Alaska)
                          (ii)    California Union Insurance Company (California)
                          (iii)   CIGNA Insurance Company of Illinois (Illinois)
            (11)   MarketDyne International, Inc. (Delaware)
            (12)   Montgomery and Collins, Inc. (California) (sold to non-affiliate in January 1994)
                   (a)    CIGNA Excess and Surplus Insurance Services, Inc. (California) (As of
                          January 1994, a subsidiary of INA Financial Corporation (IV.A.))
                   (b)    Railroad Insurance Brokers, Inc. (California) (As of January 1994, a
                          subsidiary of INA Financial Corporation (IV.A.))
            (13)   Recovery Services International, Inc. (Delaware)
            (14)   Trans Asian Insurance Services, Inc. (California)
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